EXHIBIT 99.1
                                                                    ------------



                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY

HOLLINGER INTERNATIONAL INC.                              )
                                                          )
                       Plaintiff,                         )
                                                          )
        v.                                                )    C.A. No. 183-N
                                                          )
CONRAD M. BLACK, HOLLINGER INC.,                          )
and 504468 N.B. INC.                                      )
                                                          )
                       Defendants.                        )
                                                          )
      - and -                                             )
                                                          )
CARDINAL VALUE EQUITY PARTNERS, LP,
PRESS HOLDINGS INTERNATIONAL LIMITED, and                 )
PRESS ACQUISITION INC.,                                   )
                                                          )
                       Intervenors.                       )
                                                          )
                                                          )
                                                          )
                                                          )
CONRAD M. BLACK, HOLLINGER INC., and                      )
504468 N.B. INC.                                          )
                                                          )
                       Counterclaim Plaintiffs,           )
                                                          )
        v.                                                )
                                                          )
HOLLINGER INTERNATIONAL INC.,                             )
                                                          )
                       Counterclaim Defendant,            )
                                                          )
RICHARD C. BREEDEN, RICHARD BREEDEN & CO.,                )
GORDON A. PARIS, JAMES R. THOMPSON,                       )
RICHARD D. BURT, HENRY A. KISSINGER,                      )
RICHARD N. PERLE, SHMUEL MEITAR, GRAHAM W.                )
SAVAGE, and RAYMOND G.H. SEITZ,                           )
                                                          )
                       Additional Counterclaim            )
                       Defendants.                        )
                                                          )
                                                          )
                                                          )

                               ORDER AND JUDGMENT


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         AND NOW, this 3rd day of March, 2004, the Court having held a trial on the merits of certain claims in this matter and a hearing on Plaintiff's Motion for a Preliminary Injunction on February 18, 19 and 20, 2004, having considered the evidentiary record that the parties have put before the Court, having considered argument of counsel in their briefs, and based upon the findings of fact and conclusions of law set forth in the Court's Opinion dated February 26, 2004 (the "Opinion"),

         IT IS HEREBY ORDERED AND ADJUDGED that:

                  1. COUNT I of the Complaint is DISMISSED WITH PREJUDICE for the reasons set forth in the Opinion. There is no just reason to delay entry of final judgment on Count I of the Complaint.

                  2. On COUNT II of the Complaint (Declaration of the Invalidity of the Bylaw Amendments), final declaratory judgment is entered FOR the Plaintiff and AGAINST the Defendants and, for the reasons set forth in the Opinion, the Court DECLARES that:

                  (a) the January 23, 2004 Amendments to Plaintiff's Bylaws are ineffective and that the Bylaws were never amended by the purported Amendments;

                  (b) the Corporate Review Committee of the Board of Directors of Hollinger International Inc. was and remains duly constituted;

                  (c) COUNT VIII of Defendants' Counterclaim is DISMISSED WITH PREJUDICE; AND

                  (d) there is no just reason to delay entry of final judgment on Count II of the Complaint and Count VIII of the Defendants' Counterclaim.

         3. On COUNT III (Breach of the Restructuring Agreement and Inducing Breach of the Restructuring Agreement) and COUNT IV (Breach of


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Fiduciary Duty and Inducing Breach of Fiduciary Duty) of the Complaint,
Plaintiff's Motion for a Preliminary Injunction is GRANTED on the basis, as more fully set forth in the Opinion, that certain of the Defendants have breached fiduciary duties and have breached the Restructuring Proposal, and therefore:

                  (a) Each of Defendants and Intervenors Press Holdings International Limited and Press Acquisition Inc., and each of their respective employees, agents, officers, directors, affiliates and associates, and all persons or entities acting in concert with them or on their behalf, are PRELIMINARILY ENJOINED from taking any steps to pursue or to consummate (i) the Tender Offer announced January 18, 2004 for the shares of Hollinger Inc. (a/k/a the "Barclays Transaction") or (ii) any other transaction in violation of paragraphs 6 or 7 of the Restructuring Proposal; AND

                  (b) Defendant Black, and each of his employees, agents, officers, directors, affiliates and associates, and all persons or entities acting in concert with him or on his behalf, are PRELIMINARILY ENJOINED from committing further breaches of fiduciary duty or of the Restructuring Proposal, including, but not limited to, (i) taking any actions that violate their duties under the Restructuring Proposal, (ii) taking any actions that would undermine the Strategic Process, and (iii) failing to inform Hollinger International Inc. candidly and completely of all opportunities within the scope of the Strategic Process that come to their attention; AND

                  (c) Intervenors Press Holdings International Limited and Press Acquisition Inc., Defendant Hollinger Inc. and Defendant N.B. 504468, Inc., and each of their respective employees, agents, officers, directors, affiliates and associates, and all persons or entities acting in concert with them or on their behalf, are PRELIMINARILY ENJOINED from taking any action, whether in concert with Defendant Black or others, that would (i) tortiously interfere with


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the Restructuring Proposal, (ii) aid or abet a breach of fiduciary duty owed to
Hollinger International Inc. or its shareholders, or (iii) aid or abet a breach this Order and Judgment; AND

                  (d) Defendant Black, and each of his employees, agents, officers, directors, affiliates and associates, and all persons or entities acting in concert with him or on his behalf, are PRELIMINARILY ENJOINED from further disseminating confidential information of Hollinger International Inc., including materials concerning the Strategic Process, to anyone not expressly authorized by Hollinger International Inc. to receive such confidential information and materials; AND

                  (e) This preliminary injunctive relief is effective immediately and, in lieu of posting a bond, Hollinger International Inc. will offer to provide a loan to Hollinger Inc. (the "Loan"), directly or indirectly, in the aggregate amount of US $7.4 million plus the amount of all Funding Costs (as defined below), for purposes of allowing Hollinger Inc. to make the payment of interest due on March 1, 2004 on its 11.875% Senior Secured Notes due 2011 (the "Senior Notes"). The Loan will (i) bear interest at an annual interest rate of 9.375% (2.5% less than the interest rate on Hollinger Inc.'s Senior Notes),
(ii) mature on September 30, 2004 (six months from the interest payment date on the Senior Notes), (iii) be secured by a perfected first priority lien on unencumbered Class A shares of Hollinger International Inc. that are owned by Hollinger Inc. having a fair market value of at least 200% of the amount of the Loan, and (iv) require (a) payment by Hollinger Inc. of reasonable costs and expenses (including, if applicable, prospective compliance with the margin lending rules), as shall be acceptable to Hollinger International Inc. in its reasonable judgment and (b) the funding by Hollinger Inc. of a secured reserve account to cover interest payments on the Loan (collectively, the "Funding Costs"). For the avoidance of doubt, the offer to make the Loan indirectly shall mean an offer to guarantee a


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

loan (a "Bank Loan") made by a Canadian chartered bank or financial institution to Hollinger Inc. having terms no less favorable to the lender (other than as to the terms described in clause (i) and clause (iv)(b) above) than those terms set forth above; PROVIDED THAT Hollinger International Inc. shall be subrogated fully to all rights of such lender upon payment of its guarantee obligation and shall receive a reasonable guarantee fee, not exceeding 25 basis points. The obligation to make such offer is conditioned on Hollinger Inc. taking prompt steps to require Conrad M. Black, F. David Radler and Ravelston Corporation Limited to repay their obligations to Hollinger Inc. Hollinger International Inc. may also seek relief from this Court to withhold sufficient funds from any transaction arising out of the Strategic Process to repay or assure satisfaction of any outstanding obligations in respect of the Loan or any Bank Loan supported by such guarantee.

         4. On COUNT V of the Complaint (Declaratory Judgment Concerning the Adoption of a Rights Plan) final declaratory judgment is entered FOR the Plaintiff and AGAINST the Defendants and the Court DECLARES that the Shareholder Rights Plan adopted by the Corporate Review Committee of the Board of Directors of Hollinger International Inc. was a proper exercise of statutory authority the exercise of which was consistent with the Corporate Review Committee's fiduciary duty to protect Hollinger International Inc. AND COUNTS I, II, III, IV, VII AND IX of Defendants' Counterclaim are DISMISSED WITH PREJUDICE. There is no just reason to delay entry of final judgment on Count V of the Complaint or Counts I, II, III, IV, VII and IX of Defendants' Counterclaim.


                                              /s/  Judge Leo E. Strine, Jr.
                                              ----------------------------------
                                                   Vice Chancellor
DATED: March 4, 2004